                                GTS DURATEK, INC.

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of GTS Duratek, Inc., a Delaware corporation, constitute and appoint Robert E. Prince and Robert F. Shawver, either of whom may act, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in either one of them, to sign for the undersigned in their respective names as directors and officers of GTS Duratek, Inc., any and all amendments to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission under the Securities Act of 1933 making such changes in the registration statement as the registrant deems appropriate, and generally to do all such things in the names of the undersigned to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission. We hereby confirm all acts taken by such agents and attorneys-in-fact, or either of them, as herein authorized.


DATED:    June 8, 1995

                                    /s/ Robert E. Prince
                                    ------------------------------
                                    Robert E. Prince
                                    President, Chief Executive Officer
                                    and Director

                                    /s/ Robert F. Shawver
                                    -------------------------------
                                    Robert F. Shawver
                                    Executive Vice President, Chief Financial
                                    Officer and Director

                                      - 8 -
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                 /s/ Daniel A. D'Aniello
                 ---------------------------
                      Daniel A. D'Aniello




                  /s/ William E. Conway
                  ---------------------------
                       William E. Conway



                  /s/ Jerome I. Feldman
                  ---------------------------
                       Jerome I. Feldman



                  /s/ Martin M. Pollak
                  ---------------------------
                        Martin M. Pollak



                  /s/ Earle C. Williams
                  ---------------------------
                       Earle C. Williams



                  /s/ Steven J. Gilbert
                  ---------------------------
                       Steven J. Gilbert



                  /s/ Craig T. Bartlett
                  ---------------------------
                       Craig T. Bartlett


                                - 9 -